                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                 Date of Report:


                               SEPTEMBER 17, 1999

                    CHESAPEAKE BIOLOGICAL LABORATORIES, INC.
               -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


                  MARYLAND                  1-12748           52-1176514
         -----------------------    -----------------------   -------------
         (State of Incorporation)   (Commission File Number)  (IRS Employer
                                                             Identification No.)



                             1111 South Paca Street
                            BALTIMORE, MARYLAND 21230
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (410) 843-5000
                         -------------------------------
                         (Registrant's telephone number)





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Item 5.  OTHER EVENTS.


         Effective September 14, 1999, all of the holders of the Company's Series A Convertible Preferred Stock exchanged their shares for a like number of shares of the Company's Series A-1 Convertible Preferred Stock. The terms of the Series A-1 Convertible Preferred Stock are identical to the Series A Convertible Preferred Stock except for the following items:

         - dividends will be paid beginning on May 31, 2001 rather than May 31, 2000;

         - Series A-1 Convertible Preferred Stock does not carry Dividend Warrants (as defined in the Articles Supplementary filed with the May 24, 1999 8-K); and

         - If the Company fails to redeem the Series A-1 Convertible Preferred Stock by May 31, 2004, the Series A-1 Convertible Preferred Stock will carry additional cash dividends at an annual rate of 20%.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         EXHIBIT NO.                         DESCRIPTION
        ------------                        -------------

               3.01                       Articles Supplementary


SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:    September 17, 1999          CHESAPEAKE BIOLOGICAL LABORATORIES, INC.



                                     By:      /s/  Thomas P Rice
                                           -------------------------------------
                                           Thomas P. Rice, President and CEO

                    CHESAPEAKE BIOLOGICAL LABORATORIES, INC.

                                    FORM 8-K

                                  EXHIBIT INDEX

         EXHIBIT NO.                     DESCRIPTION
        ------------                    -------------

               3.01                       Articles Supplementary

                                      -3-